UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
H&R BLOCK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

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	☐	Fee paid previously with preliminary materials.

	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed:

One H&R Block Way
Kansas City, Missouri 64105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 14, 2007

A special meeting of shareholders of H&R Block, Inc., a Missouri corporation (the “Company”), will be held at the H&R Block Center located at One H&R Block Way (corner of 13th and Main Streets), Kansas City, Missouri, on Friday, December 14, 2007 at 9:30 a.m., Kansas City time (CST). Shareholders attending the meeting are asked to park in the H&R Block Center parking garage located beneath the H&R Block Center (enter the parking garage from Walnut or Main Street). The meeting will be held for the following purposes:

1.	To approve a proposal to amend the Restated Articles of Incorporation of the Company to eliminate the classified structure of the Company’s Board of Directors starting with the 2008 annual meeting of Shareholders (See page 3); and

2.	The transaction of any other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on November 2, 2007 as the record date for determining shareholders of the Company entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the special meeting. Whether or not you expect to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided, or to vote by telephone or Internet. Telephone and Internet voting information is provided on the proxy card. If you are present at the meeting and desire to vote in person, your vote by proxy will not be counted.

By Order of the Board of Directors
BRET G. WILSON
Secretary

Kansas City, Missouri
November 21, 2007

H&R BLOCK, INC.
PROXY STATEMENT
FOR THE DECEMBER 14, 2007 SPECIAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE DECEMBER 14, 2007 SPECIAL MEETING AND VOTING –

The Board of Directors (the “Board of Directors” or “Board”) of H&R Block, Inc., a Missouri corporation (“H&R Block” or the “Company”) solicits the enclosed proxy for use at a special meeting of shareholders of the Company to be held at 9:30 a.m. (CST), on Friday, December 14, 2007 at the H&R Block Center located at One H&R Block Way (corner of 13th and Main Streets), Kansas City, Missouri. This proxy statement contains information about the matter to be voted on at the meeting and the voting process, as well as certain information about our directors and management.

WHY DID I RECEIVE THIS PROXY STATEMENT?

The Board of Directors is soliciting your proxy to vote at the special meeting because you are a shareholder at the close of business on November 2, 2007, the record date, and are entitled to vote at the meeting. This proxy statement and the accompanying proxy card are being made available to shareholders beginning on or about November 21, 2007. This proxy statement summarizes the information you need to know to vote at the special meeting. You do not need to attend the special meeting to vote your shares.

WHAT AM I VOTING ON?

You are voting on one item of business at the special meeting:

■	A proposal by the Company’s Board of Directors to amend the Restated Articles of Incorporation of the Company to eliminate the classified structure of the Company’s Board starting with the 2008 annual meeting of Shareholders (the “Article Amendment”).

WHO IS ENTITLED TO VOTE?

Shareholders of record as of the close of business on November 2, 2007 are entitled to vote at the special meeting. Each share of H&R Block common stock is entitled to one vote.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

Our Board of Directors has determined that the Article Amendment is advisable and in the best interests of the Company and its shareholders. Our Board of Directors has therefore unanimously approved the Article Amendment and recommends that you vote “FOR” approval of the Article Amendment at the special meeting.

WHAT IS THE EFFECT OF THE ARTICLE AMENDMENT?

The purpose of the Article Amendment is to eliminate the classified structure of the Company’s Board of Directors. The Company’s Restated Articles of Incorporation and Amended and Restated Bylaws provide for the classification of the Board of Directors into three classes, with each class being elected every three years. If approved, the Article Amendment would provide that, starting at the 2008 annual meeting of the shareholders, all directors will be elected for one-year terms at each annual meeting of the shareholders.

In addition, the Board has approved a similar amendment to the Amended and Restated Bylaws of the Company which will become effective upon shareholder approval of the Article Amendment.

HOW DO I VOTE?

It is important that your shares are represented at the special meeting, whether or not you attend the meeting in person. To make sure that your shares are represented, we urge you to vote as soon as possible by signing, dating and returning the accompanying proxy card in the postage-paid envelope provided, or alternately by Internet or telephone by following the instructions on the accompanying proxy card.

If you are a registered shareholder, there are four ways to vote:

■	By calling the toll-free telephone number indicated on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded;

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■	By going to the Internet Website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded;

■	By signing, dating and returning the accompanying proxy card; or

■	By written ballot at the special meeting.

Your shares will be voted as you indicate. If you do not indicate your voting preferences, the appointed proxies (Henry F. Frigon, David Baker Lewis and Tom D. Seip) will vote your shares “FOR” item 1. If your shares are owned in joint names, all joint owners must vote by the same method and if joint owners vote by mail, all of the joint owners must sign the proxy card.

If your shares are held in a brokerage account in your broker’s name (this is called street name), please follow the voting directions provided by your broker or nominee. You may sign, date and return a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone, or the Internet, your broker or nominee should vote your shares as you have directed.

At the special meeting, we will pass out written ballots to anyone who wishes to vote in person. If you hold your shares in street name, you must request a legal proxy from your broker or other nominee to vote at the special meeting.

If your shares are held through the H&R Block Retirement Savings Plan, please follow the voting directions provided by Fidelity Management Trust Company, the Plan’s Trustee. You may sign, date and return a voting instruction card to the Trustee or submit voting instructions by telephone or the Internet. If you provide voting instructions by mail, telephone, or the Internet, the Trustee will vote your shares as you have directed (or not vote your shares, if that is your direction). If you do not provide voting instructions, the Trustee will vote your shares in the same proportion as shares for which the Trustee has received voting instructions, except as otherwise required by law. You must submit voting instructions to the Plan Trustee by no later than December 11, 2007 at 11:59 pm Eastern time in order for your shares to be voted as you have directed by the Trustee at the special meeting. Plan participants may not vote their Plan shares in person at the special meeting.

MAY I ATTEND THE MEETING?

All shareholders, properly appointed proxy holders, and invited guests of the Company may attend the special meeting. Shareholders who plan to attend the meeting must present a valid photo identification. If you hold your shares in street name, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the record date of November 2, 2007, or a legal proxy from your broker or nominee (a legal proxy is required if you hold your shares in street name and you plan to vote in person at the special meeting). Shareholders of record will be verified against an official list available at the registration area. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with the Company’s transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the “shareholder of record.” The proxy statement and proxy card have been made available directly to shareholders of record by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The proxy materials should be forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial holder, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the special meeting. However, since you are not a shareholder of record, you may not vote these shares in person at the special meeting unless you bring with you a legal proxy from the shareholder of record. A legal proxy may be obtained from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares.

WHAT ARE BROKER NON-VOTES AND HOW ARE THEY COUNTED?

Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the special meeting date. If no instructions are given within that time

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frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person or represented by proxy on a voting matter. The proposal will be deemed to be a routine matter.

MAY I CHANGE MY VOTE?

If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the special meeting by:

■	Returning a later-dated, signed proxy card;

■	Sending written notice of revocation to the Secretary of the Company;

■	Submitting a new, proper proxy by telephone, Internet or paper ballot, after the date of the earlier voted proxy; or

■	Attending the special meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the special meeting if you obtain a legal proxy as described above.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

For the matter to be voted upon at the special meeting, shareholders may vote “for,” “against,” or “abstain” on such matter. The Article Amendment has been unanimously adopted by the members of the Board of Directors. Therefore, the affirmative vote of a majority of the outstanding shares entitled to vote is necessary for adoption of the Article Amendment. Shares represented by a proxy which directs that the shares abstain from voting or that a vote be withheld on the proposal are deemed to be represented at the meeting as to that matter, and have the same effect as a vote against the proposal.

WHAT CONSTITUTES A QUORUM?

As of the record date, 326,775,787 shares of the Company’s Common Stock were issued and outstanding. A majority of the outstanding shares entitled to vote at the special meeting, represented in person or by proxy, will constitute a quorum. Shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter will be included at the special meeting for quorum purposes. Shares represented by proxy as to which no voting instructions are given as to matters to be voted upon will be included at the special meeting for quorum purposes.

WHO WILL COUNT THE VOTE?

Representatives of Mellon Investor Services LLC, the Company’s transfer agent, will count the vote and serve as the inspectors of election.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means your shares are held in more than one account. You should vote all your proxy shares.

WHAT IS THE COMPANY’S WEB ADDRESS?

The Company’s home page is www.hrblock.com. You can access this proxy statement at this web address. The Company’s filings with the Securities and Exchange Commission are available free of charge via a link from this address.

WILL ANY OTHER MATTERS BE VOTED ON?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the special meeting other than those matters discussed in this proxy statement. If any other matters properly come before the meeting and call for a vote of the shareholders, validly executed proxies in the enclosed form will be voted in accordance with the recommendation of the Board of Directors.

ITEM 1

ADOPTION OF AN AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD STRUCTURE –

Article 6(B) of the Restated Articles of Incorporation of the Company (the “Articles”) and Section 15(a) of the Amended and Restated Bylaws of the Company (the “Bylaws”) provide for the classification of the Board of

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Directors of the Company (the “Board”) into three classes of directors, with each class being elected every three years. The Board has determined that the Articles should be amended to amend and restate Article 6(B) to eliminate the classified board structure (the “Article Amendment”), and has unanimously adopted a resolution approving the Article Amendment, declaring its advisability and recommending approval of the Article Amendment to our shareholders.

The Board has passed a resolution amending the Bylaws of the Company to eliminate the Bylaw provision providing for a classified board structure, to be effective at the time the Article Amendment is approved by our shareholders (the “Bylaw Amendment”). The Board has also passed a resolution adding a new Section 15(c) to the Bylaws implementing the Article Amendment and Bylaw Amendment, which requires each incumbent director to agree to resign from any portion of his or her current term that extends beyond the 2008 annual meeting.

If the shareholders approve the Article Amendment, the terms of all Directors will expire at the annual meeting of shareholders each year and their successors will be elected for one-year terms that will expire at the next annual meeting. The text of the proposed Article Amendment is attached as Appendix A to this Proxy Statement. The text of the Bylaw Amendment is attached as Appendix B to this Proxy Statement.

The Board believes that shareholders should have the opportunity to vote on all Directors each year and that elimination of the classified board structure will both enhance our Company’s corporate governance practices and be an effective way to maintain and enhance the accountability of the Board. In making this determination, the Board has considered that removing the classified board structure will have the effect of reducing the time required for a majority shareholder or group of shareholders to replace a majority of the Board. Under our current classified board structure, a majority of the Board may be replaced only after two annual elections. Under a declassified board structure, the entire Board may be replaced each year. If the shareholders approve the Article Amendment, all Directors who are elected at the 2008 annual meeting will be elected for a one-year term that will expire at the 2009 annual meeting.

The Board examined the arguments for and against continuation of the classified board structure, listened to the views of a number of its shareholders, and determined that the classified board structure should be eliminated. The Article Amendment has unanimously been adopted by the members of the Board. Therefore, approval of the Article Amendment requires the affirmative vote of at least a majority of the outstanding shares entitled to vote, or approximately 163,387,894 shares.

If the shareholders approve the Article Amendment, it will become effective upon the filing of a Certificate of Amendment to the Restated Articles of Incorporation with the Missouri Secretary of the State. The Company plans to file a Certificate of Amendment to the Restated Articles of Incorporation promptly after the requisite shareholder vote is obtained.

If the shareholders approve the Article Amendment, Section 15(a) of the Bylaws will also be amended to eliminate the classified board structure. The Bylaw Amendment has been approved by the Board subject to the approval by the shareholders of the Article Amendment and does not require separate approval by the shareholders. The Bylaw Amendment will become effective concurrently with the effectiveness of the Article Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD STRUCTURE, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

INFORMATION REGARDING SECURITY HOLDERS

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT –

The following table shows as of October 1, 2007 the number of shares of Common Stock beneficially owned by each director, by each of the named executive officers set forth in the proxy statement for our 2007 annual meeting of shareholders and by all directors and executive officers as a group. The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has either sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless

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otherwise indicated in the footnotes, each person has sole voting and investment power with respect to shares set forth in the following table.

	Number of Shares

			Share Units
	Beneficially		and Share		Percent
Name	Owned(1)		Equivalent(2)	Total	of Class

Thomas M. Bloch	262,824	(3)	0	262,824	*

Richard C. Breeden	6,000,000	(4)	0	6,000,000	1.84

Jerry D. Choate	26,000		0	26,000	*

Robert E. Dubrish	779,985	(5)	0	779,985	*

Mark A. Ernst	2,755,540	(6)	0	2,755,540	*

Henry F. Frigon	72,000		16,406	88,406	*

Robert A. Gerard	0		0	0	*

Timothy C. Gokey	239,410	(7)	0	239,410	*

Roger W. Hale	132,689		5,493	138,182	*

Len J. Lauer	26,000		0	26,000	*

David B. Lewis	28,000		0	28,000	*

Tom D. Seip	53,400		2,953	56,353	*

L. Edward Shaw, Jr.	0		0	0	*

Nicholas J. Spaeth	556,666		0	556,666	*

Steven Tait	380,118	(8)	0	380,118	*

William L. Trubeck	246,238	(9)	1,701	247,939	*

All directors and executive officers as a group (21 persons)	11,870,598	(10)(11)	28,108	11,898,706	3.64%

 * Less than 1%

(1)	Includes shares that on October 1, 2007 the specified person had the right to purchase as of October 31, 2007 pursuant to options granted in connection with the Company’s 1989 Stock Option Plan for Outside Directors or the Company’s Long-Term Executive Compensation Plans, as follows: Mr. Bloch, 60,000 shares; Mr. Choate, 16,000 shares; Mr. Dubrish, 735,194 shares; Mr. Ernst, 2,478,960 shares; Mr. Frigon, 72,000 shares; Mr. Gokey, 208,332 shares; Mr. Hale, 80,000 shares; Mr. Lauer, 16,000 shares; Mr. Lewis, 24,000 shares; Mr. Seip, 48,000 shares; Mr. Spaeth, 556,666 shares; Mr. Tait, 349,999 shares; and Mr. Trubeck, 208,332 shares.

(2)	These amounts reflect share unit balances in the Company’s Deferred Compensation Plan for Directors, the Company’s Deferred Compensation Plan for Executives and/or the Company’s Stock Plan for Non-Employee Directors. The value of the share units mirrors the value of the Company’s Common Stock. The share units do not have voting rights.

(3)	Mr. Bloch has shared voting and shared investment power with respect to 121,600 of these shares. Mr. Bloch disclaims beneficial ownership of 100,000 shares held by M&H Bloch Partners, LP, except to the extent of his partnership interest therein.

(4)	Mr. Breeden is the managing member of Breeden Capital Partners LLC, managing member and chairman and chief executive of Breeden Capital Management LLC and the Key Principal of Breeden Partners (Cayman) Ltd. Breeden Capital Partners LLC is in turn the general partner of Breeden Partners L.P. and Breeden Partners (California) L.P. Pursuant to Rule 16a-1(a)(2)(ii)(B) of the Securities Exchange Act of 1934, amended, Mr. Breeden in his capacity as managing member, as well as chairman and chief executive officer of Breeden Capital Management LLC, may be deemed to be the beneficial owner of all of the common stock owned by Breeden Partners (Cayman) Ltd., Breeden Partners L.P. and Breeden Partners (California) L.P.

(5)	Includes 4,667 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan.

(6)	Includes 10,000 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan and 9,241 shares held in the Company’s Employee Stock Purchase Plan (the ”ESPP”).

(7)	Includes 6,667 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan.

(8)	Includes 4,667 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan.

(9)	Includes 4,667 shares of restricted stock granted under the Company’s Long-Term Executive Compensation Plan, 675 shares held in the ESPP, and 791 shares held in the Company’s Retirement Savings Plan.

(10)	Includes shares held by certain family members of such directors and officers or in trusts or custodianships for such members (directly or through nominees) in addition to 5,116,398 shares which such directors and officers have the right to purchase as of October 31, 2007 pursuant to options granted in connection with the Company’s stock option plans.

(11)	Includes 5,748,998 shares held with sole voting and investment powers and 6,121,600 shares held with shared voting and investment powers.

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PRINCIPAL SECURITY HOLDERS –

The following table sets forth the name, address and share ownership of each person or organization known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company. The information provided is based upon Schedule 13G filings with the Securities and Exchange Commission.

		Percent of
	Shares	Common
Name and Address	Beneficially	Stock
of Beneficial Owner	Owned	Outstanding

Ariel Capital Management, Inc.	16,440,346	5.10%	(1)
200 E. Randolph Drive, Suite 2900 Chicago, Illinois 60601
Franklin Resources, Inc.	20,839,877	6.50%	(2)
One Franklin Parkway San Mateo, California 94403-1906
Harris Associates L.P.	21,856,500	6.76%	(3)
Two North LaSalle Street, Suite 500 Chicago, Illinois 60602-3790
T. Rowe Price Associates, Inc.	32,389,378	10.00%	(4)
100 E. Pratt Street Baltimore, Maryland 21202
Davis Selected Advisers, L.P.	38,390,977	11.91%	(5)
2949 East Elvira Road, Suite 101 Tucson, Arizona 85706

(1)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2006 and is furnished in reliance on the Schedule 13G of Ariel Capital Management, LLC filed on February 14, 2007. The Schedule 13G indicates that Ariel Capital Management, LLC has sole voting power with regard to 14,619,636 shares and sole dispositive power with regard to 16,352,646 shares.

(2)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2006 and is furnished in reliance on the Schedule 13G of Franklin Resources, Inc. filed on February 5, 2007. The Schedule 13G indicates that Templeton Global Advisors Limited has sole voting power with regard to 17,247,583 shares, sole dispositive power with regard to 17,408,983 shares, and shared dispositive power with regard to 38,600 shares.

(3)	Information as to the number of shares and the percent of Common Stock outstanding is as of September 6, 2007 and is furnished in reliance on the Schedule 13D of Harris Associates L.P. filed on September 19, 2007. The Schedule 13D indicates that the number of shares beneficially owned includes 21,856,500 shares with shared voting power, 578,300 shares with sole dispositive power and 21,278,200 shares with shared dispositive power.

(4)	Information as to the number of shares and the percent of Common Stock outstanding is as of June 30, 2007 and is furnished in reliance on the Schedule 13G of T. Rowe Price Associates, Inc. filed on July 10, 2007. These shares are owned by various investors for which T. Rowe Price serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be the beneficial owner of such securities; however, it expressly disclaims that it is, in fact, the beneficial owner of such securities. The Schedule 13G indicates that T. Rowe Price has sole voting power with regard to 5,705,515 shares and sole dispositive power with regard to 32,384,578 shares.

(5)	Information as to the number of shares and the percent of Common Stock outstanding is as of December 31, 2006 and is furnished in reliance on the Schedule 13G/A of Davis Selected Advisers, L.P. (“Davis”) filed on August 28, 2007. The Schedule 13G/A indicates that the number of shares beneficially owned includes 34,808,279 shares with sole voting power and 38,390,977 shares with sole dispositive power.

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OTHER MATTERS

METHODS AND COSTS OF PROXY SOLICITATION –

The Company will bear the costs of the solicitation of proxies on behalf of the Board for the special meeting, which includes the cost of preparing, printing and mailing the proxy materials. In addition, brokers and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and obtain their voting instructions, and the Company will reimburse them for the expense of doing so. In addition to solicitation by mail, officers, directors and regular employees of the Company, acting on its behalf, may also solicit proxies by telephone, telegram, facsimile, electronic mail, personal interview or other electronic means. You may also be solicited by advertisements in periodicals, press releases issued by the Company and postings on the Company’s corporate website. None of the Company’s directors, officers or employees will receive any extra compensation for soliciting you. In addition, the Company has retained Mellon Investor Services LLC to assist in soliciting proxies, for which the Company expects to pay a fee not to exceed $8,000, plus reimbursement of out-of-pocket expenses.

SHAREHOLDER PROPOSALS AND NOMINATIONS –

For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the 2008 annual meeting pursuant to Rule 14a-8 of the Securities and Exchange Commission, the Company must receive notice at our offices at One H&R Block Way, Kansas City, Missouri 64105, Attention: Corporate Secretary, on or before April 1, 2008. Applicable Securities and Exchange Commission rules and regulations govern the submission of shareholder proposals and our consideration of them for inclusion in next year’s proxy statement and form of proxy.

Pursuant to the Company’s Bylaws, for any business not included in the proxy statement for the 2008 annual meeting to be brought before the meeting by a shareholder, the shareholder must give timely written notice of that business to the Corporate Secretary. To be timely, the notice must be received no later than June 15, 2008 (45 days prior to July 30, 2008). The notice must contain the information required by the Company’s Bylaws. Similarly, a shareholder wishing to submit a director nomination directly at an annual meeting of shareholders must deliver written notice of the nomination within the time period described in this paragraph and comply with the information requirements in our Bylaws relating to shareholder nominations.

A proxy may confer discretionary authority to vote on any matter at a meeting if we do not receive notice of the matter within the time frames described above. A copy of the Company’s Bylaws is available on our website at www.hrblock.com under the tab “Company” and then under the heading “Block Investors” and then “Corporate Governance,” or upon request to: H&R Block, Inc., One H&R Block Way, Kansas City, Missouri 64105, Attention: Corporate Secretary. The Chairman of the meeting may exclude matters that are not properly presented in accordance with the foregoing requirements.

The Board of Directors knows of no other matters which will be presented at the meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgment.

By Order of the Board of Directors
BRET G. WILSON
Secretary

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APPENDIX A
PROPOSED AMENDMENTS TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION

Article 6, Section B of the Charter shall be amended and restated in its entirety to read as follows:

(B) Election of Directors. Directors shall be elected at each annual meeting of shareholders to hold office until the next succeeding annual meeting of shareholders or until such director’s successor has been elected and qualified. The term of office of each director shall begin immediately after his election and each director shall hold office until the next succeeding annual meeting of shareholders or until such director’s successor has been elected and qualified and subject to prior death, resignation, retirement or removal from office of the director. No decrease in the number of directors constituting the board of directors shall reduce the term of any incumbent director.

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APPENDIX B
AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED BYLAWS

Section 15(a) of the Bylaws shall be amended and restated in its entirety, and shall become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Missouri implementing the Article Amendment, to read as follows:

15. INCUMBENCY OF DIRECTORS. (a) Election and Term of Office. Directors shall be elected at each annual meeting of shareholders to hold office until the next succeeding annual meeting of shareholders or until such director’s successor has been elected and qualified. The term of office of each director shall begin immediately after his election and each director shall hold office until the next succeeding annual meeting of shareholders or until such director’s successor has been elected and qualified and subject to prior death, resignation, retirement or removal from office of the director. No decrease in the number of directors constituting the board of directors shall reduce the term of any incumbent director.

A new Section 15(c) of the Bylaws shall be added and shall become effective upon the filing of a Certificate of Amendment with the Secretary of State of Missouri implementing the Article Amendment, to read as follows:

(c) Qualification of Directors. To qualify for election or service as a director of the corporation, each incumbent director shall agree to resign from any portion of his or her current term that extends beyond the certification of the election results of the next annual election of directors.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1.
Please Mark Here for Address
Change or
Comments
SEE REVERSE SIDE
FOR AGAINST ABSTAIN
1. Approve an amendment to the Restated Articles of Incorporation of the Company to eliminate the classification of the Board of Directors.
Signature Signature Date 2007
(Please date and sign exactly as name appears at the left and return in the enclosed postage paid envelope. If the shares are owned in joint names, all joint owners should sign.)
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the special meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
INTERNET http://www.proxyvoting.com/hrb
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect* at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
You can view the Special Meeting materials on the Internet at http://www.hrblock.com/company/investor/proxy.html

H&R BLOCK, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE HEREOF. IF NO SUCH SPECIFICATION IS MADE, IT WILL BE
VOTED “FOR” PROPOSAL 1.
The undersigned hereby appoints Henry F. Frigon, David Baker Lewis and Tom D. Seip, and each of them, the proxies (acting by a majority, or if only one be present, then that one shall have all of the powers hereunder), each with full power of substitution, for and in the name of the undersigned to represent and to vote all shares of stock of H&R BLOCK, INC., a Missouri corporation, of the undersigned at the special meeting of shareholders of said corporation to be held at the H&R Block Center located at One H&R Block Way (corner of 13th and Main Streets), Kansas City, Missouri, on Friday, December 14, 2007, commencing at 9:30 a.m., Kansas City time (CST), and at any adjournment or postponement thereof, notice of said meeting and the proxy statement furnished herewith having been received by the undersigned and, without limiting the authority hereinabove given, said proxies or proxy are expressly authorized to vote in accordance with the undersigned’s direction as to those matters set forth on the reverse side hereof and in accordance with their best judgment in connection with the transaction of such other business, if any, as may properly come before the meeting, including any adjournment or postponement of the meeting.
CONTINUED AND TO BE SIGNED AND DATED ON REVERSE
Address Change/Comments (Mar* the corresponding box on the reverse side)
PLEASE VOTE TODAY!
SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.